UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2013 (March 12, 2013)

Union Pacific Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska		68179
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 12, 2013, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $325,000,000 in aggregate principal amount of its 2.750% Notes due 2023 (the “2023 Notes”) and $325,000,000 in aggregate principal amount of its 4.250% Notes due 2043 (with the 2023 Notes, the “Notes”). The Company registered the offering of the Notes under the Securities Act of 1933, as amended, pursuant to its shelf registration on Form S-3 (File No. 333-186548) (the “Registration Statement”). The Notes are issuable pursuant to an Indenture dated as of December 20, 1996 between the Company and Wells Fargo Bank, National Association, as successor to Citibank, N.A., as trustee.

Attached as Exhibit 1.1 is the Underwriting Agreement, dated March 12, 2013, between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell, and the underwriters have agreed to purchase, subject to the terms and conditions contained therein, the Notes. Also attached as Exhibit 5.1 is an opinion of James J. Theisen, Jr., Associate General Counsel to the Company regarding certain aspects of the legality of the Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

1.1.	Underwriting Agreement (including Terms Agreement), dated March 12, 2013, between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several underwriters relating to $325,000,000 in aggregate principal amount of the Company’s 2.750% Notes due 2023 and $325,000,000 in aggregate principal amount of the Company’s 4.250% Notes due 2043.

4.1.	Form of 2.750% Note due 2023.

4.2	Form of 4.250% Note due 2043.

5.1.	Opinion of James J. Theisen, Jr., Associate General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1.	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2013

UNION PACIFIC CORPORATION

By:	/s/ James J. Theisen, Jr.
James J. Theisen, Jr. Associate General Counsel

Exhibit Index

1.1.	Underwriting Agreement (including Terms Agreement), dated March 12, 2013, between the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several underwriters relating to $325,000,000 in aggregate principal amount of the Company’s 2.750% Notes due 2023 and $325,000,000 in aggregate principal amount of the Company’s 4.250% Notes due 2043.

4.1.	Form of 2.750% Note due 2023.

4.2	Form of 4.250% Note due 2043.

5.1.	Opinion of James J. Theisen, Jr., Associate General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1.	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).